                                                                   EXHIBIT 10.44


CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 AMENDMENT NO. 1

                                       TO

                          TRANSPORT SERVICES AGREEMENT

         This Amendment to Transport Services Agreement ("this Amendment") dated as of September 29, 2000 is entered into by and among Williams Communications, Inc., d/b/a Williams Network, a Delaware corporation ("Williams"), and SBC Operations, Inc. and Southwestern Bell Communications Services, Inc., Delaware corporations (collectively, "SBCS" arid together with Williams, the "Parties").

                                   WITNESSETH:

         WHEREAS, the Parties have entered into the Transport Services Agreement dated as of February 8, 1999 (the "TSA") pursuant to which SBCS may order various telecommunications services from Williams (Williams Contract No. 99B1610.01; SBCS Agreement No. 00013622);

         WHEREAS, Williams, Williams Communications Group, Inc., a Delaware corporation and affiliate of Williams, SBC Communications Inc., a Delaware corporation and the parent company of SBCS ("SBC"), and Ameritech Communications, Inc., a Delaware corporation and affiliate of SBCS ("Ad"), have entered into an Asset Purchase Agreement dated as of February 28, 2000 (the "Purchase Agreement") pursuant to which Williams is purchasing and acquiring certain network and related assets of ACI (the "Transferred Assets"); and

         WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that the TSA shall have been amended as herein provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to them in the TSA or in the Purchase Agreement.

         2. Section 1.1 of the TSA shall be amended by adding the following at the end of the list of Schedules:

               "Schedule 0 - Pricing for Existing Traffic Services"

         3. The following definitions are hereby added to Section 1.3 of the TSA in appropriate alphabetical order:

               "Blended Rate" - as defined in Section 6(c) of Schedule 0.

Amendment so ISA V. 7 FINAL EXECUTION VERSION





                                                                    CONFIDENTIAL

               "Closing Date" - as defined in Section 2.6 of the Purchase Agreement.

               "Committed MOUs" - as defined in Section 2A.2.

               "Commitment Period" - means the 34 month period commencing on the Closing Date.

               "Customer Offnet Private Lines" - as defined in Section 4 of
Schedule 0.

               "Customer OnNet Private Lines" - as defined in Section 5 of
Schedule 0.

               "Excess Prepaid Amount" - as defined in Section 6(c) of Schedule
0.

               "Existing Traffic" - means the traffic carried by ACI for existing customers on the equipment included in the Transferred Assets as of the date of the Purchase Agreement, including, without limitation, Rapid Link USA, Inc., Broadwing Communications Services, Inc., ITXC Corporation and London Telecom Network, Inc.

               "Existing Traffic Services" - as defined in Section 2A.

               "Existing TSA Services" -means the Services being provided by Williams to SBCS under the TSA, as defined and described in the TSA, prior to the Closing Date.

               "New Services" - as defined in Section 2A.3.

               "Overlay Network" - as defined in Section 2A.3.

               "Prepaid Amount" - as defined in Section 1 of Schedule 0.

               "Prepayment Date" - as defined in Section 1 of Schedule 0.

               "Prepayment Period" - as defined in Section 1 of Schedule 0.

               "Service Conversion" - as defined in Section 2A.4.

               "Shortfall" - as defined in Section 6(c) of Schedule 0.

               "Shortfall Amount" - as defined in Section 6(c) of Schedule 0.

               "Shortfall Calculation" - as defined in Section 6(c) of Schedule
0.

               "Transferred Assets" - as defined in the third Whereas clause and, more specifically, in Section 2.1 of the Purchase Agreement



Amendment to TSA v. 7 FINAL EXECUTION VERSION

         4. The definition of "Williams Network" in Section 1 of the TSA is hereby amended by adding the following proviso at the end thereof:

               provided, however, that the Williams Network shall not include the Transferred Assets during the Commitment Period.

         5. A new Schedule 0 shall be added to the TSA. Schedule 0 is attached to this Amendment as Exhibit A.

         6. The following new Section 2A is hereby added to the TSA:

               2A. Existing Traffic

               Williams agrees to carry the Existing Traffic on and after the Closing Date. The services to be provided by Williams to SBCS with respect to the Existing Traffic prior to the completion of the Service Conversion shall be referred to as "Existing Traffic Services".

               2A.l Pricing of Existing Traffic Services

               The pricing and payment for the Existing Traffic Services during the Commitment Period shall be determined in accordance with the pricing provisions of Schedule 0.

               2A.2 Committed MOUs

               SBCS shall, during the Commitment Period, on each Prepayment Date, pay in advance for the number of minutes of use for the Existing Traffic shown on Schedule 5.11 to the Purchase Agreement (the "Committed MOUs") in accordance with the payment provisions in
          Schedule 0.

               2A.3 Overlay Network

               (a) Williams covenants and agrees to construct an overlay facility (the "Overlay Network") that will (i) reduce the cost of the Existing Traffic and (ii) be capable of providing services similar in features, functionality, and reliability to the Existing Traffic Services.

               (b) Both Parties covenant and agree to negotiate in good faith and to use reasonable best efforts to agree upon detailed product descriptions, product requirements, pricing and service level agreements for new services (the "New Services") which Williams will make available to SBCS on the Overlay Network. The




AMENDMENT TO ISA v. 7 FINAL EXECUTION VERSION combination of Existing TSA Services and the New Services will be similar in features, functionality and reliability to the Existing Traffic Services.

               (c) Both Parties agree to use reasonable best efforts to establish a joint transition plan within sixty (60) days from the Closing Date which will:

                    - include agreed upon detailed product descriptions, product requirements, pricing and service level agreements for the New Services;

                    - establish a date for when the Existing TSA Services will be available on the Overlay Network;

                    - establish a date for when each of the New Services will be available on the Overlay Network;

                    - include a timeline for enhancement (if required) of SBCS platforms necessary to support the New Services;

                    - include a timeline for conversion of the Existing Traffic to the Overlay Network;

                                       and

                    - include a definition of the Overlay Network which will consist of a list of facilities and service components which Williams agrees to provide.

               (c) Both Parties agree that in the event they cannot agree upon a transition plan within sixty (60) days from the Closing Date, any issues which cannot be agreed upon will be submitted to the dispute resolution process (as defined in Section 9 of the Master Alliance Agreement) and the timeline for the Service Conversion and for Williams' completion of the Overlay Network shall be extended by the time it takes to resolve the issues and complete the transition plan.


AMENDMENT TO TSA V. 7 FINAL EXECUTION VERSION

               2A. Service Conversion

               (a) SBCS covenants and agrees to convert the Existing Traffic from Existing Traffic Services to Existing TSA Services or New Services within 12 months after the Overlay Network is sufficiently complete to provide the Existing TSA Services and/or the New Services, as applicable (the "Service Conversion"), subject to Section 3.3 of the Master Alliance Agreement, and provided that SBCS shall be satisfied with the price and quality of the New Services; and

               (b) Except as set forth in Section 2A.3(c) above, both Parties covenant and agree that Williams will have no obligation to provide any services with respect to any Existing Traffic which remains on the Transferred Assets twelve (12) months after completion of the Overlay Network.

         7. After completion of the Service Conversion, Williams shall have the right to remove from service the DMS/250 switches that are included in the Transferred Assets.

         8. Williams agrees to provide the Existing Traffic Services with the same functionality as such Existing Traffic Services are being provided at the Closing Date and at service levels which are at least equivalent to those set forth in the TSA. Once Existing Traffic is converted to Existing TSA Services, the Existing TSA Services will be provided in accordance with the service level agreements set forth in the TSA. The Parties agree that the service level agreements for the New Services shall be negotiated in accordance with Section 2A.3(b).

         9. Except as herein amended, the TSA shall remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the TSA to "this Agreement", "hereunder", "hereof', "herein", or words of like import shall mean and be a reference to the TSA as amended hereby, and each reference to the TSA in any other document, instrument or agreement executed and/or delivered in connection with the TSA shall mean and be a reference to the TSA as amended hereby.

         10. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument. Any such counterpart may be executed by facsimile transmission.

SIGNATURE PAGE TO FOLLOW



AMENDMENT TO TSA V. 7 FINAL EXECUTION VERSION

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above stated.

WILLIAMS COMMUNICATIONS, INC.
D/B/A WILLIAMS NETWORK


By:     /s/ Frank Semple
   -----------------------------------
Title:  President, Williams Network
      --------------------------------

SBC OPERATIONS, INC.

By:     /s/ James S. Kahan
   -----------------------------------
Title:  Attorney-In-Fact
      --------------------------------


SOUTHWESTERN BELL
COMMUNICATIONS SERVICES, INC.

By:     /s/ Steve Grimm
   -----------------------------------
Title:  President
      --------------------------------










AMENDMENT TO TSA V. 7 FINAL EXECUTION VERSION

                                                            EXHIBIT A

                                                            SCHEDULE O
                                                            TO TRANSPORT
                                                            SERVICES AGREEMENT


                      PRICING FOR EXISTING TRAFFIC SERVICES

         This is Schedule O to the Transport Services Agreement dated as of February 8, 1999, as amended as of September 29, 2000 (the "Amendment"), among SBCS and Williams.

1. Definitions. The following terms, when used in this Schedule with initial capital letters, shall have the means given thereto in this Section 1. Other terms used in this Schedule with initial capital letters but not otherwise defined herein shall have the respective meaning given thereto in the TSA or in the Purchase Agreement.

               "Access and Offnet Transport Amount" - means, for each Prepayment Period, the product of (a) the amount of SBCS' monthly cost for access and offnet transport for the Existing Traffic (both prior to and after the Service Conversion) as at the most recent month end prior to (i) the Closing Date with respect to the year 2000; (ii) the end of the immediately preceding Prepayment Period with respect to Prepayment Period II and each Prepayment Period thereafter, and (b) the number of months in the related Prepayment Period. An example of the determination of such payments for February 2000 is shown as "Total Usage Paid" on Attachment 1.

               "Applicable Percentage" - means, the proration, for each Prepayment Period after the first Prepayment Period, for the percentage of annual volume of Existing Traffic on the Transferred Assets, the percentage of annual volume of Existing Traffic which will be converted during such Prepayment Period to Existing TSA Services on the Overlay Network and the percentage of annual volume of Existing Traffic which will be converted during such Prepayment Period to New Services on the Overlay Network. The parties agree to negotiate in good faith to determine each percentage prior to the beginning of each subsequent Prepayment Period after the first Prepayment Period. For example, after the first Prepayment Period, the parties may determine that, for the next Prepayment Period, 70% of the Existing Traffic will remain on the Transferred Assets, 30% of the Existing Traffic will be converted to Existing TSA Services on the Overlay Network and 0% of the Existing Traffic will be converted to New Services on the Overlay Network. Each of these percentages would be the "Applicable Percentage" and would be used in determining the Prepaid Amount for the next Prepayment Period.

               "C Amount" - means, for each Prepayment Period, the product of
(a) the then applicable OnNet C Rate, and (b) the then Applicable Percentage of the number of minutes of the MOU Commitment which are being carried over the Transferred Assets.

               "Local Facilities and Offnet IXC Circuit Amount" - means, for each Prepayment Period, the product of (a) the amount of SBCS' monthly cost for local facilities and offnet interexchange circuits for the Existing Traffic as at the most recent month end prior to (i) the Closing Date with respect to the year 2000; (ii) the end of the immediately preceding Prepayment Period with respect to Prepayment Period II and each Prepayment Period thereafter, and (b) the number of months in the related Prepayment Period. An example of the determination of such payments for February 2000 is shown as "Total Fixed Costs Paid" on Attachment 1. The Local Facilities and Offnet IXC Circuit Amount to be prepaid will not include charges for Customer OnNet Private Lines and Customer Offnet Private Lines. Offnet IXC circuits will be deducted from the Prepayment Amount at the rates set forth in the pricing agreement between the parties which is attached as Attachment 3.

               "Monthly Rack Charge" - as set forth for each location in the last column of the following chart:


                                   Amperage          Real                          Subtotal                      Charge Per
                                  Charge Per        Estate                           WCG           20% Mark          Rack
     POP                              Rack           Lease        Maintenance        Cost             Up           Per Month
---------------                  -------------   -------------   -------------   -------------   -------------   -------------
Aurora                           $       46.32   $        7.65   $       23.70   $       77.67   $       15.53   $       93.20
(up to 40
Racks)

Hudson Street                    $       74.93   $        3.79   $       23.70   $      102.42   $       20.48   $      122.90
(up to 7 Racks)

Troy                             $       70.49   $        9.38   $       23.70   $      103.57   $       20.71   $      124.28
(up to 60
Racks)


The Real Estate Lease component of the above Monthly Rack Charges shall be adjusted to reflect changes in lease payments made by Williams pursuant to the terms of a particular Real Estate Lease. In addition, the Parties will review the electricity and maintenance expenses at each location and will in good faith negotiate new costs if the electricity price index increases by more than 10%. The parties agree that in the event SBCS' amp usage exceeds the breaker size, the parties will negotiate in good faith the "Amperage Charge Per Rack" in order to compensate Williams for the increase in usage.

               "MOU Commitment" - means

                    (a) with respect to Prepayment Period I, the number of days in 2000 following the Closing Date times [*********] MOUs per day;

                    (b) with respect to Prepayment Period II, the smaller of (i)
               [*************] MOUs or (ii) [*************] MOUs minus the number of actual MOUs used in Prepayment Period I;

                    (c) with respect to Prepayment Period III, [*************]
               MOUs minus the cumulative number of actual MOUs used in Prepayment Periods I and II;

                    (d) with respect to Prepayment Period IV,the smaller of (i)
               [*************] MOUs or (ii) the MOUs calculated in clause (c) above, plus [***********] (i.e., the 153 days remaining in 2002 times [************] MOUs per day); and

                    (e) with respect to Prepayment Period V, [*************]
               MOUs minus the actual MOUs used in Prepayment Periods III and IV.

               "OnNet C Rate" - means (i) with respect to the Six-Month Period ending March 29, 2001, [*****] per MOU for Williams' POP-to-POP portion of the Existing Traffic, and (ii) with respect to each Six-Month Period during the Commitment Period ending subsequent to March 29, 2001, the applicable Recalculated OnNet C Rate for Williams' POP-to-POP portion of the Existing Traffic.

               "Prepaid Amount" - means, for each Prepayment Period, the sum of
(i) the C Amount for such Prepayment Period, (ii) the Applicable Percentage of minutes of the MOU Commitment which are being carried as Existing TSA Services on the Overlay Network multiplied by the fixed voice transport pricing set forth in the TSA, (iii) the Applicable Percentage of minutes of the MOU Commitment which are being carried as New Services on the Overlay Network multiplied by the applicable rate for New Services, which rate is to be determined by the Parties in accordance with Section 2A.3(b), (iv) the Access and Offnet Transport Amount for such Prepayment Period, and (v) the Local Facilities and Offnet IXC Circuit Amount for such Prepayment Period, as such sum may be adjusted under Section 6(c).

               "Prepayment Date" - means each of the Closing Date (with respect to Prepayment Period I); January 31, 2001 (with respect to Prepayment Period
II); January 31, 2002 (with respect to Prepayment Period III); July 31, 2002 (with respect to Prepayment Period IV); and January 31, 2003 (with respect to Prepayment Period V).

               "Prepayment Period" - means each of (i) the period from the Closing Date to and including December 31, 2000 ("Prepayment Period I"), (ii) calendar year 2001 ("Prepayment

Period II"), (iii) the period from January 1, 2002 to and including July 29, 2002 ("Prepayment Period III"), (iv) the period from July 30, 2002 to and including December 31, 2002 ("Prepayment Period IV"), and (v) the period from January 1, 2003 to and including July 29, 2003 ("Prepayment Period V").

               "Recalculated OnNet C Rate" - as defined in Section 7 of this Schedule.

               "Six-Month Period" - means such consecutive six-month period commencing on each of the Closing Date and each date six months thereafter during the Commitment Period.

2. Payment of Prepaid Amount. SBCS shall pay the Prepaid Amount to Williams on each Prepayment Date for the applicable Prepayment Period.

3. Collocation Charges. Commencing March 30, 2001 and continuing through the Commitment Period and thereafter, as long as SBCS continues to occupy racks at the points of presence set forth below, SBCS shall pay Williams a collocation fee equal to the product of (a) the number of Williams' racks required by SBCS for such upcoming month (not to exceed the maximum number of Racks for each such location set forth therefor in the definition of Monthly Rack Charge) at Williams' points of presence in Aurora, Illinois; Hudson Street, Chicago; and Troy, Michigan, and (b) the Monthly Rack Charge for each such rack. The monthly collocation fee shall (i) be in addition to the Prepaid Amount and shall not be deducted as an expense in the determination thereof, and (ii) be invoiced and paid in accordance with the terms of Section 9 of the TSA. In addition, on the Closing Date SBCS shall pay Williams the sum of [********] .

4. Customer Offnet Private Lines. A list of off net private lines ACI maintains for its customers is attached as Attachment 2 (the "Customer Offnet Private Lines"). Customer Offnet Private Lines shall be billed by Williams to SBCS in accordance with Section 9 of the TSA at the off-net pricing set forth therefore in the pricing agreement attached as Attachment 3. The monthly charges for the Customer Offnet Private Lines shall be in addition to the Prepaid Amount and shall not be deducted as an expense in determination thereof.

5. Customer OnNet Private Lines. The existing on net private line circuits which are maintained for SBCS' customers and are supplied on the Transferred Assets (the "Customer OnNet Private Lines") are listed in Attachment 4. Customer OnNet Private Lines shall be billed by Williams to SBCS in accordance with Section 9 of the TSA at standard TSA prices; provided, however, that no charges shall apply until the earliest of (a) March 30, 2001 or (b) the first MOU of Existing Traffic traverses the Overlay Network. The monthly Customer OnNet Private Line charges shall be in addition to the Prepaid Amount and shall not be deducted as an expense in the determination thereof.

6. True-Up of Actual Usage vs. Prepaid Amount.

               (a) Within six (6) business days after the close of each month, SBCS will prepare a monthly MOU report indicating for the Existing Traffic the MOUs carried on the Transferred Assets for such month. This report will be generated by summarizing CDR and AMA records, both billable and erred, to calculate conversation MOUs. For purposes of the SBCS report, MOUs shall not be rounded in any way. A copy of the form of SBCS monthly report is attached as Attachment 5.

               (b) Within six (6) business days after the close of each month, Williams will prepare a monthly MOU report indicating for the Existing Traffic the MOUs carried on the Overlay Network for such month. For purposes of the Williams report, rounding for MOUs on the Overlay Network shall be as follows:
Unbundled usage sensitive charges are billed based on actual usage for all calls in one (1) second increments. Bundled usage sensitive charges are billed based on actual usage for all answered calls that exceed two (2) seconds. The minimum call duration for billing purposes is: (a) for international service, except Mexico, thirty (30) seconds minimum initial period and usage is rounded to the next higher six (6) second increment after the initial period; (b) for service to and from Mexico, sixty (60) seconds minimum initial period and usage is rounded to the next higher sixty (60) second increment after the initial period;
(c) for service to and from extended U.S., including Alaska, Hawaii, Puerto Rico and Guam, six (6) seconds minimum initial period and usage is rounded to the next higher six (6) second increment after the initial period. The information to be included in the Williams' monthly report is as follows: billing period; account number; total billed bundled MOUs and total billed transport MOUs.

               (c) If the actual usage by SBCS of MOUs for a particular Prepayment Period falls short of the Committed MOUs for such Prepayment Period, then, promptly after the end of each Prepayment Period, the parties shall perform a calculation (the "Shortfall Calculation"). The Shortfall Calculation shall be performed as follows: take the product of (i) the Committed MOUs for the applicable Prepayment Period minus the number of MOUs actually purchased by SBCS for such Prepayment Period (the "Shortfall"), and (ii) the Blended Rate. The Blended Rate shall be equal to the weighted average of the OnNet C Rate and the rates for Existing TSA Services and New Services as of the last month of the applicable Prepayment Period. The product of the Shortfall and the Blended Rate shall be the "Shortfall Amount". SBCS shall be required to pay to Williams the Shortfall Amount within thirty (30) days from SBCS' receipt of an invoice from Williams for such amount. Notwithstanding the foregoing, if any amount of the Prepaid Amount remains at the end of the Prepayment Period (the "Excess Prepaid Amount"), SBCS shall receive a credit for the Excess Prepaid Amount against the Shortfall Amount. If the Excess Prepaid Amount for the applicable Prepayment Period exceeds the Shortfall Amount, then the excess shall be applied to the Prepaid Amount for the next Prepayment Period.

               (d) If the deductions of the applicable price hereunder for the actual usage by SBCS of MOUs during a particular Prepayment Period cause the Prepaid Amount for such Prepayment Period to be exhausted (i.e. the Prepaid Amount runs out prior to the end of the Prepayment Period), then SBCS shall, as of the date such Prepaid Amount is exhausted, begin paying all of the charges included in the Prepaid Amount for the balance of such Prepayment

Period at the then applicable rates on a monthly basis according to the payment terms in Section 9 of the TSA.

               (e) The amount of actual MOUs for the Existing Traffic and the pricing therefor under this Schedule O will be tracked monthly by the Parties against the running balance of Prepaid Amounts and will be reconciled on a quarterly basis between actual usage and the related Prepaid Amount.

7. Recalculated OnNet C Rate. The On Net C Rate will be recalculated for each Six-Month Period after the first Six-Month Period (the "Recalculated OnNet C Rate"), by dividing an average of the last two months of Williams' depreciation and direct expenses to operate the Transferred Assets (which expenses shall be determined in a manner consistent with the determination made by the Parties of the On Net C Rate for the first Six-Month Period hereunder) by a monthly average of the last six months of MOUs of the Existing Traffic. The Recalculated OnNet C Rate shall then be used for the deduction against the Prepaid Amount for the next Six-Month Period. The direct expenses and depreciation for Customer OnNet Private Lines and collocation will be excluded from the pool of expenses starting with the first six-month recalculation of the OnNet C Rate.

         An example of the calculation is as follows:

                    After the first six months, Williams's two-month recent cost to operate the Transferred Assets is $4,600,000, for an average monthly cost of $2,300,000. The annual cost, therefore, is $27,600,000 and with a [**********], totals [***********]. The average monthly MOU on both the Transferred Assets and MOUs transitioned to the Overlay Network are [***********] MOUs a month, or [*************] MOUs a year. The Recalculated OnNet C Rate for the next Six-Month Period would be [***********] of expense divided by the [*************] MOUs, for [******] per MOU.

8. Determination of Actual MOU Usage Pricing. In determining the pricing of actual MOU usage under this Schedule O for purposes of the true-up under Section 6, the following shall apply:

         (a) Existing Traffic Services. The pricing of Existing Traffic Services shall be at the OnNet C Rate while carried on the Transferred Assets.

         (b) Existing TSA Services. Once Existing Traffic is converted to Existing TSA Services on the Overlay Network, the rate at which such Existing TSA Services shall be deducted from the Prepaid Amount shall be equal to the rates set forth in the TSA.

         (c) New Services. Once Existing Traffic is converted to New Services on the Overlay Network, the rate at which such New Services shall be deducted from the Prepaid

Amount shall be equal to the rates agreed upon by the parties in accordance with
Section 2A.3(b).

         (d) LEC Usage. The expenses of LEC usage for the Existing Traffic which includes monthly payments for access and offnet transport, variable and other miscellaneous charges like 800 dips, DA costs, etc., will be deducted from the Prepaid Amount [***********************]. Actuals will be reported by SBCS in the monthly report referred to in Section 6(a).

         (e) Facility Portion. The expenses of the facility portion of monthly payments for local facilities for the Existing Traffic will be deducted from the Prepaid Amount [**** *******************]. Actuals will be reported by SBCS in the monthly report referred to in Section 6(a).

         (f) Off Net IXC Circuits. The expenses of off-net IXC circuits for the Existing Traffic that use the DMS 250 switches included in the Transferred Assets will be deducted from the Prepaid Amount at the rates set forth for off net circuits in the pricing agreement attached as Attachment 3. Actuals will be reported by SBCS in the monthly report referred to in Section 6(a).

         (g) OffNet Circuits at Onnet Rates. In no event will SBCS receive On-Net Transport Services pricing under the TSA for any Off-Net circuit or transport unless and until such circuit or transport has been physically transitioned to the Overlay Network.

                                                                  ATTACHMENT 1

                                                                 TO SCHEDULE O

                                                                  TO TRANSPORT

                                                            SERVICES AGREEMENT


    Accrual
     Month          Vendor                        Amount Paid     Bill Type
    -------         ------                        -----------     ---------
          **** ******                            **************      *

         ***** *************                      *************      *

         ***** *************                      *************      *

         ***** *************                      *************      *

         ***** *************                      *************      *

         ***** *************                      *************      *

               *************                      *************


          **** ***************                     ************      *

          **** ****************                    ************      *

          **** ******************                  ************      *

          **** ****************                    ************      *

          **** ****************                    ************      *

          **** ******************                  ************      *

          **** ***************                     ************      *

          **** ***************                     ************      *

          **** ***************                     ************      *

          **** ****************                    ************      *

          **** **************                      ************      *

          **** *************                       ************      *

          **** **************                      ************      *

          **** ************                        ************      *

          **** ************                        ************      *

          **** **************                      ************      *


          **** *****                               ************      *

          **** ********                            ************      *

               ***************                     ************

**********************                           **************



         ***** **************                     *************      *

         ***** **************                     *************      *

    Accrual
     Month          Vendor                        Amount Paid     Bill Type
    -------         ------                        -----------     ---------
        ****** **************                        **********      *

        ****** **************                        **********      *

        ****** **************                        **********      *

        ****** **************                        **********



         ***** *********                              *********      *

         ***** *********                              *********      *

       ******* ************                          **********      *

         ***** **********                             *********      *

         ***** **********                             *********      *

        ****** ************                          **********      *

        ****** ************                           *********      *

        ****** ************                          **********      *

        ****** *************                         **********      *

                                                    ***********



         ***** ******                                 *********      *

         ***** *********                             **********      *

         ***** **********                        **************      *

               **************                     *************

************************                      *****************

*********************                         *****************

**********************************************

                                                                   ATTACHMENT 2
                                                                  TO SCHEDULE O
                                                                   TO TRANSPORT
                                                             SERVICES AGREEMENT



                      LIST OF CUSTOMER OFFNET PRIVATE LINES


Table Headings:

Current Carrier
VENDOR Circuit ID
Type
ALOC
ZLOC
Miles
Type of CKT
Switch
ACI CIRCUIT ID
Local Loop
    IXC Chgs
    EF Chgs
    Chgs
    Total Chgs



          Four-page list of confidential data under table headings has been omitted pursuant to a request for confidential
             treatment and filed separately with the Securities and
                              Exchange Commission.

                                                                   ATTACHMENT 3
                                                                  TO SCHEDULE O
                                                                   TO TRANSPORT
                                                             SERVICES AGREEMENT



                                PRICING AGREEMENT

In addition to the Pricing Agreement set forth below, the Parties agree that the price for DS0 service shall be ***********************************.

                                                                  TO SCHEDULE O
                                                                   TO TRANSPORT
                                                             SERVICES AGREEMENT



                          SBCLD/WILLIAMS PRICING ISSUES


      ONE-PAGE PRICING AGREEMENT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
         CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES
                            AND EXCHANGE COMMISSION.

                                                                   ATTACHMENT 4
                                                                  TO SCHEDULE O
                                                                   TO TRANSPORT
                                                             SERVICES AGREEMENT



                      LIST OF CUSTOMER ONNET PRIVATE LINES



                                See Attached List





Amendment to TSA v. 7 FINAL EXECUTION VERSION

                                                                  TO SCHEDULE O
                                                                   TO TRANSPORT
                                                             SERVICES AGREEMENT


                                                                                            DS1 IXC    DS3 IXC   DSO IXC
  PARENT                COMPANY NAME                         A LOCATION    Z LOCATION        MILES      MILES     MILES    TOTAL
  ------                ------------                         ----------    ----------       -------    -------   -------   -----
/HCGS/001005/  /AKD/    DA                                    AURRILGK2GT   TROYMIUOKO5       267
/HCGS/001011/  /AKD/    MILWAUKEE                             TROYMIU02GT   PEWKWI11          246
/HCGS/001012/  /AKD/    MILWAUKEE                             TROYMIU02GT   PEWKWI11          246
/HCGS/001014/  /AKD/    MILWAUKEE                             TROYMIU02GT   PEWKWI11          246
/HCGS/001015/  /AKD/    MILWAUKEE                             TROYMIU02GT   PEWKWI11          246
/HCGS/001016/  /AKD/    MILWAUKEE                             TROYMIU02GT   PEWKWI11          246
/HCGS/001017/  /AKD/    MILWAUKEE                             TROYMIU02GT   PEWKWI11          246
/HCGS/001023/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001024/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001025/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001026/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001027/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001029/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001030/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001031/  /AKD/    INTERNATIONAL CPI TELECOMFERENCING    LBRDILLMDS0   TROYMIUO2GT       232
/HCGS/001123/  /AKD/    #Deleted                              MILWWIDSS01   CHFDMOTECH         81
/HCGS/001165/  /AKD/    #Deleted                              TROYMIUO      CHCGILHQ          232
/HCGS/001280/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001281/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001282/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001283/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001284/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001285/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001286/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001287/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001288/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001289/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001290/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001291/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001291/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001292/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001292/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001293/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001293/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001294/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001294/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001295/  /AKD/    AICN CON AICN CONSUMER RCF            TROYMIU02GT   CHCGILWBK05       232
/HCGS/001409/  /AKD/    #Deleted                              AURRILGK      TROYMIUO          267
/HCGS/001437/  /AKD/    MILWAUKEE                             CHCIILNX1GT   PEWKWI11           81
/HCGS/001438/  /AKD/    MILWAUKEE                             CHCIILNX1GT   PEWKWI11           81
/HCGS/001439/  /AKD/    MILWAUKEE                             CHCIILNX1GT   PEWKWI11           81
/HCGS/001440/  /AKD/    MILWAUKEE                             CHCIILNX1GT   PEWKWI11           81
/HCGS/001466/  /AKD/    #Deleted                              MILWWIDSS01   RSMTILAQH06        81
/HCGS/001509/  /AKD/    AICN NEB OMAHA                        CHCIILNX1GT   OMAHNEHA           17
/HCGS/001510/  /AKD/    AICN NEB OMAHA                        CHCIILNX1GT   OMAHNEHA           17
/HCGS/001541/  /AKD/    #DELETED                              MILWWIDSS01   TROYMIUO          246
/HCGS/001542/  /AKD/    #DELETED                              MILWWIDSS01   TROYMIUO          246
/HCGS/001555/  /AKD/    ARL HGTS, IL95 W ALGONQN              TROYMIU02GT   LGRCILLG          232
/HCGS/001556/  /AKD/    ARL HGTS, IL95 W ALGONQN              TROYMIU02GT   LGRCILLG          232
/HCGS/001574/  /AKD/    OMAHA NE902 N 91ST PLAZA              CHCIILNX1GT   OMAHNEHA           17
/HCGS/001578/  /AKD/    NETWORK OPERATIONS                    BRFDWIDQH01   TROYMIUOK01       246
/HCGS/001578/  /AKD/    NETWORK OPERATIONS                    BRFDWIDQH01   TROYMIUOK01       246
/HCGS/001579/  /AKD/    NETWORK OPERATIONS                    BRFDWIDQH01   TROYMIUOK01       246
/HCGS/001580/  /AKD/    NETWORK OPERATIONS                    BRFDWIDQH01   TROYMIUOK01       246
/HCGS/001581/  /AKD/    ACI NETWORKK/YU452                    BRFDWIDQHO1   CHCIILNXK00        81
/HCGS/001582/  /AKD/    ACI NETWORKK/YU452                    BRFDWIDQHO1   CHCIILNXK00        81
/HCGS/001583/  /AKD/    ACI NETWORKK/YU452                    BRFDWIDQ      CHCIILNXK00        81
/HCGS/001585/  /AKD/    DATA                                  MILWWIDSW01   NBRKILNTK41        81
/HCGS/001587/  /AKD/    INTERNAL CPI TELECONFERENCING         SCBGILCODS0   TROYMIU02GT       232
/HCGS/001588/  /AKD/    INTERNAL CPI TELECONFERENCING         SCBGILCODS0   TROYMIU02GT       232
/HCGS/001589/  /AKD/    INTERNAL CPI TELECONFERENCING         SCBGILCODS0   TROYMIU02GT       232
/HCGS/001590/  /AKD/    INTERNAL CPI TELECONFERENCING         SCBGILCODS0   TROYMIU02GT       232
/HCGS/001591/  /AKD/    INTERNAL CPI TELECONFERENCING         SCBGILCODS0   TROYMIU02GT       232
/HCGS/001592/  /AKD/    INTERNAL CPI TELECONFERENCING         SCBGILCODS0   TROYMIU02GT       232

                                                                   TO SCHEDULE O
                                                                    TO TRANSPORT
                                                              SERVICES AGREEMENT


                                                                                         DS1 IXC   DS3 IXC   DS0 IXC
PARENT                              COMPANY NAME             A LOCATION    Z LOCATION     MILES     MILES     MILES    TOTAL
------                              ------------             ----------    ----------    -------   -------   -------   -----
/HCGS/001593/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001594/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001595/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001596/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001597/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001598/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001599/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001600/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001618/ /AKD/        INTERNAL CPI TELECONFERENCING     SCBGILCODS0   TROYMIUO2GT     232
/HCGS/001627/ /AKD/        INTERNAL PLANNING & ENGINEERING   CHCIILNXK04   TROYMIUOK05     232
/HCGS/001632/ /AKD/        #Deleted                          RSMTILAQH06   MILWWIDSS01     232
/HCGS/001646/ /AKD/        #Deleted                          CHCIILNXK00   MILWWIDSS01      81
/HCGS/001647/ /AKD/        #Deleted                          TROYMIUO      MILWWIDSW01     246
/HCGS/001675/ /AKD/        #Deleted                          TROYMIUO2GT   SCBGILCOK46     232
/HCGS/001682/ /AKD/        #Deleted                          CHCIILNX      MILWWIDSS01      81
/HCGS/001683/ /AKD/        NETWORK OPERATIONS                CHCIILNX      MILWWIDSW01      81
/HCGS/001696/ /AKD/        AICN NEB OMAHA                    CHCIILNX1GT   OMAHNEHA         17
/HCGS/001697/ /AKD/        AICN NEB OMAHA                    CHCIILNX1GT   OMAHNEHA         17
/HCGS/001701/ /AKD/        #Deleted                          AURRILGK      MILWWIDSS01      89
/HCGS/001710/ /AKD/        #Deleted                          AURRILGK      MILWWIDSS01      89
/HCGS/001717/ /AKD/        CARD/OS                           AURRILGKK02   TROYMIUO21T     267
/HCGS/001734/ /AKD/        #Deleted                          TROYMIUO      RSMTILAQH06     232
/HCGS/001735/ /AKD/        #Deleted                          MILWWIDSS01   TROYMIUOK01     246
/HCGS/001737/ /AKD/        #Deleted                          TROYMIUO      AURRILGK        267
/HCGS/001741/ /AKD/        CARD/OS                           AURRILGK      TROYMIUOK05     267
/HCGS/001744/ /AKD/        #Deleted                          MILWWIDSW01   NBRKILNT         81
/HCGS/001745/ /AKD/        #Deleted                          MILWWIDSS01   NBRKILNT         81
/HCGS/001756/ /AKD/        #Deleted                          TROYMIUO      MILWWIAX        246
/HCGS/001757/ /AKD/        #Deleted                          MILWWIDSS01   NBRKILNT         81
/HCGS/001764/ /AKD/        #Deleted                          AURRILGK      MILWWIDSS01     267
/HCGS/001768/ /AKD/        #Deleted                          AURRILGK      MILWWIDSS01     267
/HCGS/001769/ /AKD/        #Deleted                          MILWWIDSS01   AURRILGK         89
/HCGS/001779/ /AKD/        CARD/OS                           CHCIILNXK03   TROYMIUOK05     232
/HCGS/001781/ /AKD/        DA                                CHCIILNXK04   TROYMIUOK05     232
/HCGS/001788/ /AKD/        OMAHA,NE902 N. 91ST. PLAZA        CHCIILNX1GT   OMAHNEHA         17
/HCGS/001789/ /AKD/        OMAHA,NE902 N. 91ST. PLAZA        CHCIILNX1GT   OMAHNEHA         17
/HCGS/001793/ /AKD/        #Deleted                          MILWWIDSS01   ELHACA           81
/HCGS/001794/ /AKD/        DA                                MUNCINCQW01   TROYMIUO        245
/HCGS/001797/ /AKD/        #Deleted                          RSMTILAQH06   MILWWIDSS01      81
/HCGS/001799/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001800/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001801/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001802/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001803/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001809/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001811/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001812/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001813/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001819/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001820/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001821/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001822/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001828/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001829/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001830/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001831/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001832/ /AKD/        CLEVELAND                         CHCIILNX1GT   CLEVOH62        308
/HCGS/001898/ /AKD/        CHICAGO                           TROYMIUO2GT   SCBGILCOK46     232
/HCGS/001948/ /AKD/        CHICAGO                           TROYMIUO2GT   CHCGILWBK04     232
/HCGS/001949/ /AKD/        CHICAGO                           TROYMIUO2GT   CHCGILWBK04     232
/HCGS/001950/ /AKD/        CHICAGO                           TROYMIUO2GT   CHCGILWBK04     232
/HCGS/001951/ /AKD/        CHICAGO                           TROYMIUO2GT   CHCGILWBK04     232
/HCGS/001952/ /AKD/        CHICAGO                           TROYMIUO2GT   CHCGILWBK04     232
/HCGS/001953/ /AKD/        CHICAGO                           TROYMIUO2GT   CHCGILWBK04     232


Amendment to TSA v. 7 final execution version
                                                                   to Schedule O
                                                                    to Transport
                                                              Services Agreement

                                                                                   DS1 IXC    DS3 IXC   DSO IXC
PARENT                   COMPANY NAME            A LOCATION       Z LOCATION        MILES      MILES     MILES    TOTAL
------                   ------------             ----------      ----------        -----      -----     -----    -----
/HCGS/001954/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/001955/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/001956/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/001957/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/001985/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/001991/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/001996/ /AKD/     AICN NEB OMAHA           CHCIILNX1GT      OMAHNEHA           17
/HCGS/001997/ /AKD/     AICN NEB OMAHA           CHCIILNX1GT      OMAHNEHA           17
/HCGS/002004/ /AKD/     ACI                      AURRILGK         TROYMIUO21T       267
/HCGS/002006/ /AKD/     ACI                      AURRILGK         TROYMIUO21T       267
/HCGS/002027/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/002028/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/002029/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/002030/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/002031/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWBK04       232
/HCGS/002032/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWB          232
/HCGS/002033/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWB          232
/HCGS/002034/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWB          232
/HCGS/002035/ /AKD/     CHICAGO                  TROYMIUO2GT      CHCGILWB          232
/HCGS/002039/ /AKD/     CARD/OS                  AURRILGK2GT      CHCIILNXK03        35
/HCGS/002052/ /AKD/     DA                       AURRILGK2GT      TROYMIUOK05       267
/HCGS/002119/ /AKD/     PREPAID EGCS             CHCGILIE         TROYMIUO2GT                   232
/HCGS/002175/ /AKD/     PREPAID EGCS             CHCGILIE         TROYMIUO2GT                   232
/HCGS/002222/ /AKD/     CHICAGO                  TROYMIUOK01      SCBGILCOK46       232
/HCGS/002223/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002230/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002231/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002232/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002233/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002234/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002235/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002237/ /AKD/     CHICAGO                  TROYMIUO2GT      SCBGILCOK46       232
/HCGS/002239/ /AKD/     #Deleted                 MILWWIDSS01      MUNCINCQW01       244
/HCGS/002251/ /AKD/     CLEVELAND                CHCIILNX1GT      CLEVOH62          308
/HCGS/002252/ /AKD/     CLEVELAND                CHCIILNX1GT      CLEVOH62          308
/HCGS/002253/ /AKD/     CLEVELAND                CHCIILNX1GT      CLEVOH62          308
/HCGS/002254/ /AKD/     CLEVELAND                CHCIILNX1GT      CLEVOH62          308
/HCGS/002255/ /AKD/     CLEVELAND                CHCIILNX1GT      CLEVOH62          308
/HCGS/002256/ /AKD/     CLEVELAND                CHCIILNX1GT      CLEVOH62          308
/HCGS/002257/ /AKD/     AGI                      RSMTILAQH06      TROYMIUO2GT       232
/HCGS/002258/ /AKD/     DATA                     CHCIILNX1GT      MILWWIDSS01        81
/HCGS/002265/ /AKD/     #Deleted                 CHCIILNX1GT      CLEVOH62          308
/HCGS/002266/ /AKD/     #Deleted                 AURRILGK         TROYMIUO          237
/HCGS/002267/ /AKD/     ITASCA,IL 350 E DEVON    TROYMIUO2GT      NBRKILNT          232
/HCGS/002268/ /AKD/     ITASCA,IL 350 E DEVON    TROYMIUO2GT      NBRKILNT          232
/HCGS/002269/ /AKD/     ITASCA,IL 350 E DEVON    TROYMIUO2GT      NBRKILNT          232
/HCGS/002270/ /AKD/     ITASCA,IL 350 E DEVON    TROYMIUO2GT      NBRKILNT          232
/HCGS/002276/ /AKD/     ISC NRG000058S           ARLHILAHDS0      TROYMIUO2GT       232
/HCGS/002302/ /AKD/     AICN ILLINOIS            CHCGILHBDS0      TROYMIUO2GT       232
/HCGS/002303/ /AKD/     AICN ILLINOIS            CHCGILHBDS0      TROYMIUO2GT       232
/HCGS/002304/ /AKD/     AICN ILLINOIS            CHCGILHBDS0      TROYMIUO2GT       232
/HCGS/002305/ /AKD/     AICN ILLINOIS            CHCGILHBDS0      TROYMIUOK01       232
/HCGS/002306/ /AKD/     NETWORK OPERATIONS       BRFDWIDQH01      TROYMIUOK01       246
/HCGS/002308/ /AKD/     NETWORK OPERATIONS       BRFDWIDQH01      TROYMIUOK01       246
/HCGS/002353/ /AKD/     AICN CONSUMER RCF        CHCGILWB         TROYMIUO2GT       232
/HCGS/002354/ /AKD/     AICN CONSUMER RCF        CHCGILWB         TROYMIUO2GT       232
/HCGS/002355/ /AKD/     AICN CONSUMER RCF        CHCGILWB         TROYMIUO2GT       232
/HCGS/002356/ /AKD/     AICN CONSUMER RCF        CHCGILWB         TROYMIUO2GT       232
/HCGS/002364/ /AKD/     ACI BSC/YU9XX            RSMTILAQ         TROYMIUO2GT       232
/HCGS/002365/ /AKD/     ACI BSC/YU9XX            RSMTILAQ         TROYMIUO2GT       232
/HCGS/002366/ /AKD/     ACI BSC/YU9XX            RSMTILAQ         TROYMIUO2GT       232
/HCGS/003001/ /AKD/     MILWAUKEE                CHCIILNX1GT      PEWKWI11           81
/HCGS/003020/ /AKD/     CLEVELAND                CHCIILNX1GT      CLEVOH62          308
/HCGS/003207/ /AKD/     AICN OHIO                CLMBOH1164A      CHCIILNX1GT       270

AMENDMENT TO TSA V. 7 FINAL EXECUTION VERSION

                                                                   TO SCHEDULE O
                                                                    TO TRANSPORT
                                                              SERVICES AGREEMENT

                                                                                           DS1 IXC    OS3 IXC    DSO IXC
     PARENT              COMPANY NAME                   A LOCATION          Z LOCATION       MILES      MILES      MILES     TOTAL

/HCGS/003208/ /AKD/      AICN OHIO                      CLMBOH1164A         CHCIILNX1GT        270
/HCGS/003209/ /AKD/      AICN OHIO                      CLMBOH1164A         CHCIILNX1GT        270
/HCGS/003210/ /AKD/      AICN OHIO                      CLMBOH1164A         CHCIILNX1GT        270
/HCGS/003211/ /AKD/      AICN OHIO                      CLMBOH1164A         CHCIILNX1GT        270
/HCGS/003212/ /AKD/      AICN OHIO                      CLMBOH1164A         CHCIILNX1GT        270
/HCGS/003218/ /AKD/      AICN INDIANA                   IPLSIN01            TROYMIUO2GT        245
/HCGS/003219/ /AKD/      AICN INDIANA                   IPLSIN01            TROYMIUO2GT        245
/HCGS/003220/ /AKD/      AICN INDIANA                   IPLSIN01            TROYMIUO2GT        245
/HCGS/003221/ /AKD/      AICN INDIANA                   IPLSIN01            TROYMIUO2GT        245
/HCGS/003555/ /AKD/      US CELLULAR                    AURRILGK2GT         CLMBOHUJCM0        298
/HCGS/003561/ /AKD/      AICN MIC SOUTHFIELD            MILWWIDSS01         SFLDMIMNDS1        248
/HCGS/003562/ /AKD/      AICN MIC SOUTHFIELD            MILWWIDSS01         SFLDMIMNDS1        248
/HCGS/003563/ /AKD/      AICN MIC SOUTHFIELD            MILWWIDSS01         SFLDMIMNDS1        248
/HCGS/003564/ /AKD/      AICN MIC SOUTHFIELD            MILWWIDSS01         SFLDMIMNDS1        248
/HCGS/003575/ /AKD/      DATA                           TROYMIUOK01         DLLSTX23           232
/HCGS/003587/ /AKD/      INTERNAL CPI TELECONFERENCING  TROYMIUO2GT         LBRDILLMDS1        232
/HCGS/003588/ /AKD/      INTERNAL CPI TELECONFERENCING  TROYMIUO2GT         LBRDILLMDS1        232
/HCGS/003589/ /AKD/      INTERNAL CPI TELECONFERENCING  TROYMIUO2GT         LBRDILLMDS1        232
/HCGS/003671/ /AKD/      INDIANAPOLIS DED T1            TROYMIUO2GT         IPLSIN01KO5        245
/HCGS/003672/ /AKD/      COLUMBUS DED T1                TROYMIUO2GT         TROYMIUOK01        169
/HCGS/003676/ /AKD/      SECURITYLINK1 COLUMBUS OH      TROYMIUO2GT         CLMBOH11K05        169
/HCGS/003677/ /AKD/      SECURITYLINK1 COLUMBUS OH      TROYMIUO2GT         CLMBOH11K05        169
/HCGS/003678/ /AKD/      US CELLULAR                    APPLWIFBDS1         AURRILGK2GT         89
/HCGS/003680/ /AKD/      CHICAGO                        CHCGILCG            PRTNNJPCDS5        232
/HCGS/003752/ /AKD/      DA                             AURRILGK2GT         TROYMIUO           267
/HCGS/003755/ /AKD/      LEWISVILLE TX T1               CHCIILNX1GT         DLLSTX23            17
/HCGS/003792/ /AKD/      DATA                           CHCIILNX1GT         BRFOWIDQ            81
/HCGS/003793/ /AKD/      DATA                           CHCIILNX1GT         BRFOWIDQ            81
/HCGS/003831/ /AKD/      US CELLULAR                    RCFRILRT52T         TROYMIUO21T        232
/HCGS/003833/ /AKD/      AICN ILL OAK BROOK             OKBRILOADS0         TROYMIUO2GT        232
/HCGS/003834/ /AKD/      AICN ILL OAK BROOK             OKBRILOADS0         TROYMIUO2GT        232
/HCGS/003842/ /AKD/      SBC OKLAHOMA CITY              CHCIILNX1GT         OKCYOKCE03T         17
/HCGS/003861/ /AKD/      AMERITECH CELLULAR SERVICES    AURRILGK2GT         CLEVOHBGCM0        341
/HCGS/004000/ /AKD/      INTERTECH                      MILWWI13            CHFDM052R53         81
/HCGS/004001/ /AKD/      MT PROSPECT, IL T1             CHCIILNX            AAAAAAAAAAB        232
/HCGS/004020/ /AKD/      CARD/OS                        AURRILGK2GT         TROYMIUO21T        267
/HCGS/004022/ /AKD/      US CELLULAR                    MDSNWIPUCM4         TROYMIUO21T        246
/LZGZ/000025/ /AKD/      ACI                            AURRILGK2GT         TROYMIUOK04                              267
/LZGZ/000026/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000027/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000028/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000029/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000030/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000031/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000032/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000033/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000034/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000035/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/LZGZ/000036/ /AKD/      ACI                            AURRILGK2GT         TROYMIUO                                 267
/XHGS/003050/ /AKD/      DA                             MILWWIDSS01         TROYMIUOD00                              246
/XHGS/003057/ /AKD/      #Deleted                       AURRILGK2GT         TROYMIUO01W                              267
/XHGS/004001/ /AKD/      AGGS                           CHCGILFRK03         NWRKNJDS                                 232

Total Mileage                                                                               49,070        464      3,949

TSA Monthly pricing per mile                                                               $0.0600    $0.0190        ???
VGE                                                                                             24        672

Monthly Amount                                                                              70,661      5,924               76,585
Annual Amount                                                                              847,930     71,092              919,022

                                                                   ATTACHMENT 5
         SAMPLE FORM OF SBCS MONTHLY MOU REPORT                   TO SCHEDULE O
                                                                   TO TRANSPORT
                                                             SERVICES AGREEMENT

                                                   BMOU
                                     -----------------------------------
     DATE            DAY             CDR           AMA          COMBINED
     ----            ---             ---           ---          --------
    5/1/00         Monday              900,546     123,584     1,024,130

    5/2/00         Tuesday           6,437,289     203,693     6,640,982

    5/3/00        Wednesday          5,853,735     208,274     6,062,009

    5/4/00        Thursday           5,176,712     211,666     5,388,378

    5/5/00         Friday            4,793,147     215,099     5,008,246

    5/6/00        Saturday           4,417,342     223,809     4,641,152

    5/7/00         Sunday            1,625,871     171,353     1,797,224

    5/8/00         Monday              902,868     125,051     1,027,919

    5/9/00         Tuesday           5,641,660     209,761     5,851,421

   5/10/00        Wednesday          5,597,438     216,040     5,813,478

   5/11/00        Thursday           5,778,737     222,108     6,000,846

   5/12/00         Friday            5,156,487     220,149     5,376,636

   5/13/00        Saturday           4,812,259     229,451     5,041,710

   5/14/00         Sunday            1,842,521     182,212     2,024,732

   5/15/00         Monday            1,021,732     150,686     1,172,419

   5/16/00         Tuesday           6,246,449     204,707     6,451,156

   5/17/00        Wednesday          5,696,088     211,009     5,907,097

   5/18/00        Thursday           5,492,127     218,826     5,710,953

   5/19/00         Friday            5,166,041     220,899     5,386,940

   5/20/00        Saturday           5,296,629     238,269     5,534,897

   5/21/00         Sunday            1,965,200     179,577     2,144,777

   5/22/00         Monday              912,329     126,758     1,039,087

   5/23/00         Tuesday           6,239,171     212,590     6,451,761

   5/24/00        Wednesday          5,712,224     215,024     5,927,248

   5/25/00        Thursday           5,602,749     219,177     5,821,926

   5/26/00         Friday            5,179,972     225,643     5,405,615

   5/27/00        Saturday           4,669,717     222,511     4,892,228

   5/28/00         Sunday            1,949,022     165,023     2,114,045

   5/29/00         Monday              827,577     119,218       946,795

   5/30/00         Tuesday             895,727      99,069       994,796

   5/31/00        Wednesday          7,290,006     205,555     7,495,560

                    TOTAL          129,099,372   5,996,791   135,096,163